UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           PARAMARK ENTERPRISES, INC.
                (Name of Registrant as Specified In Its Charter)

                           PARAMARK ENTERPRISES, INC.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                           PARAMARK ENTERPRISES, INC.
                                135 Seaview Drive
                           Secaucus, New Jersey 07094

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 1997

To the Stockholders of Paramark Enterprises, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Paramark Enterprises, Inc. (the "Company") will be held at 10:00 am Eastern Standard Time on Thursday May 29, 1997 at the Company's corporate offices located at 135 Seaview Drive, Secaucus, New Jersey, for the following purposes:

                    1. To elect five (5) directors to serve for the ensuing year and until their successors are duly elected and qualified.

                    2. To approve the Company's 1996 Stock Option Plan.

                    3. To ratify the appointment of Amper, Politziner & Mattia as independent auditors for the company for the fiscal year ending December 31, 1997.

                    4. To  transact  any other  business  as may  properly  come
                    before  the  Annual   Meeting   or  any   postponements   or
                    adjournments thereof.

         The close of business on April 15, 1997 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         All Stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholder who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                            By Order of the Board of Directors

                                            Alan S. Gottlich, Secretary
Secaucus, New Jersey
April 30, 1997

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID AND ADDRESSED ENVELOPE WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. PROXIES ARE REVOCABLE AT ANY TIME PRIOR TO THE TIME THEY ARE VOTED, AND STOCKHOLDERS WHO ARE PRESENT AT THE ANNUAL MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                           PARAMARK ENTERPRISES, INC.
                                135 Seaview Drive
                           Secaucus, New Jersey 07094

                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement is furnished to the holders of Common Stock $.01 per value, (the "Common Stock") of Paramark Enterprises, Inc., a Delaware corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies in the form enclosed to be voted at the Annual Meeting of Stockholders of the Company to be held at the Company's executive offices located at 135 Seaview Drive, Secaucus, New Jersey on Thursday May 29, 1997 at 10:00 am Eastern Standard Time, and for any adjournment or adjournments thereof, for the following purposes:

     1. To elect five (5) directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2.   To approve the Company's 1996 Stock Option Plan.

     3. To ratify the appointment of Amper, Politziner & Mattia as independent auditors for the Company for the fiscal year ending December 31, 1997.

     4. To transact any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

         The Board of Directors knows of no other business which will come before this meeting, and the Company has no present intent to pay a special dividend to Stockholders.

         All shares represented by each properly executed unrevoked proxy received in time for the Annual Meeting will be voted as specified. If no specified instructions are given with respect to the matters to be acted upon, the shares represented by a signed and dated proxy will be voted in favor of the company's nominees for director, for approval of the Company's 1996 Stock Option Plan, and for ratification of the appointment of Amper, Politziner & Mattia as independent auditors, and in the judgment of the Board of Directors, on any other matters which may properly come before the Annual Meeting. Any Stockholder giving a proxy has the power to revoke the same at any time before it is voted by giving written notice to the Company or a later date proxy.

         Only Stockholders of record at the close of business on April 15, 1997 are entitled to notice and to vote at the Annual Meeting or any adjournment thereof. On the record date, there were issued and outstanding 3,068,833 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. In order for a quorum to be present, a majority of the outstanding shares of the Company's common stock as of the Record Date must be present in person or represented by proxy at the meeting. All such shares that are present in person or represented by proxy at the meeting will be counted in determining whether a quorum is present, no matter how the shares are voted or whether they abstain from voting or are broker non-votes. The election of directors will be determined by a plurality vote. The affirmative vote of holders of a majority of the shares of Common Stock outstanding as of the Record Date is required to approve the proposed sale of assets. An abstention or broker non-vote, therefore will have the same effect as an "against" vote.

         The approximate date on which this Proxy Statement and the accompanying form of proxy will be mailed to the Company's Stockholders is April 30, 1997. The executive officers of the Company are located at 135 Seaview Drive, Secaucus, New Jersey 07094 and its telephone number is (201) 422-0910.

         The costs of solicitation will be borne by the Company. In addition to solicitations by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of the Company, without additional compensation. The Company will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

         No persons have been authorized to give any information or to make any representations other than those contained in this Proxy Statement in connection with the solicitation of proxies and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or any other person. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction to any person to whom it is not lawful to make any such solicitation in such jurisdiction. The delivery of this Proxy Statement does not, under any circumstances, create an implication that there has been no change in the affairs of the Company since the date hereof or that the information herein is correct as of any time subsequent to its date.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB (including financial statements) for the fiscal year ended December 31, 1996 is mailed herewith to all stockholders and is intended by the Company to serve as its Annual Report to Stockholders.

                              AVAILABLE INFORMATION

         The company is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of the subject information may also be obtained, at prescribed rates, from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549.

                              BENEFICIAL OWNERSHIP

         The following table sets forth information, as of April 15, 1997 as to the beneficial ownership of Common Stock (including shares which may be acquired within sixty days pursuant to stock options) of each director of the Company, each nominee for director of the Company and the executive officers of the Company listed in the Summary Compensation Table below (the "Named Officers"), all directors and executive officers as a group and persons known by the Company to beneficially own more than 5% of the Common Stock. Except as set forth below, no person beneficially owns more than 5% of the Common Stock.

                                            Number of Shares
Name and Address of Beneficial              of Common Stock               Percent
         Owner (1)                          Beneficially Owned (2)        Beneficially Owned
         ---------                          ----------------------        ------------------
         Charles Loccisano                    1,205,889   (3)(4)             35.3%
         Alan Gottlich                          243,374   (5)(6)              7.1%
         Philip Friedman                         57,812   (7)                 1.7%
         Dan Feldman                             87,634   (8)                 2.6%

         All Directors and Executive
         Officers as a group (four persons)   1,594,709   (9)                46.7%

          (1) Unless otherwise indicated, the address of each beneficial owner is that of the Company's principal executive offices.
          (2) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities. Certain of these shares are held in escrow ("Escrow Shares") and are subject to release on the earlier of (a) the achievement by the Company of certain minimum pre-tax earnings during specified periods, and
               (b) May 12, 2001. Such shares may be voted but may not be transferred prior to the release from escrow.
          (3) Includes 506,695 shares held by The Charles Loccisano Irrevocable Trust f/b/o Marissa Loccisano of which 213,747 are Escrow Shares, and 506,694 shares held by The Charles Loccisano Irrevocable
               Trust f/b/o Michael Loccisano (jointly referred to as the "Loccisano Trusts") of which 213,747 are escrow shares, with respect to which Mr. Loccisano is the settlor. Mr. Loccisano disclaims beneficial ownership of these shares.
          (4)  Includes a maximum of 192,500  shares which may be acquired  upon the exercise of options exercisable within the next 60 days.
          (5)  Includes a maximum of 87,500  shares  which may be acquired  upon the exercise of options exercisable within the next 60 days.
          (6)  Includes  155,874 shares held by Mr.  Gottlich's  spouse of which
               64,765 are Escrow Shares, as to which Mr. Gottlich disclaims beneficial ownership.
          (7)  Includes a maximum of 52,812  shares  which may be acquired  upon the exercise of options exercisable within the next 60 days.
          (8)  Includes  11,309  Escrow  Shares and a maximum  of 15,000  shares which may be acquired upon the exercise of options exercisable within the next 60 days.
          (9) Includes a maximum of 347,812 shares which may be acquired upon the exercise of options that are exercisable within the next 60 days.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Under the Company's by-laws, the Company's Directors are elected for one year terms until their respective successors are duly elected and qualified. The officers of the Company are appointed by the Board of Directors to hold office until their successors are duly elected and qualified.

         Under the Company's by-laws, the Board of Directors shall consist of not less than three and not more than fifteen directors, such numbers to be set by the Board by resolution.
The Board has set the number of directors at five.

         All the nominees are currently serving as directors of the Company. The Company knows of no reason why any nominee would be unable to serve as a director. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee should for any reason become unable to serve, then all valid proxies will be voted for election of such substitute nominee as the Board may designate.

         The Company's Board of Directors recommends voting "FOR" the five nominees listed below.

Information about Directors

         Certain information regarding the nominees for election as directors at this year's Annual Meeting is set forth below. There are no family relationships among any directors or executive officers of the Company.

Name                     Age (1)          Position with the Company

Charles Loccisano         48              Chairman, President, Chief
                                          Executive Officer and Di-
                                          rector
Alan Gottlich             36              Vice Chairman, Chief Fi-
                                          nancial Officer, Treasurer,
                                          Secretary and Director
Philip Friedman           50              Director
Dan Feldman               44              Director
Paul Bergrin              41              Director

          (1)  As of April 15, 1997.

         Charles Loccisano has been the Chairman and the Chief Executive Officer of the Company since its acquisition in June 1992. Since 1980, Mr. Loccisano has principally been engaged in the acquisition, development and/or management of real estate through his ownership and management interest in various entities. One general partnership of which Mr. Loccisano has been a stockholder of the corporate co-general partner since 1990 and a general partner of the other co-general partnership since 1983 is Harmon/Envicon Associates, an entity that syndicated, or acquired general partnership interests in, approximately 90 real estate limited partnerships. During the period commencing June 1987 and ending December 1990, when control and management of Harmon/Envicon Associates rested exclusively with another general partner, approximately 25 of these partnerships either filed for protection under the United States Bankruptcy Code at the sole direction of that general partner or were foreclosed upon. Thereafter, Mr. Loccisano gained management control of Harmon/Envicon Associates and, consequently, the remaining partnerships, 55 of which had not met their debt service obligations under the prior general partner's control. Under Mr. Loccisano's management, 38 of these partnerships filed for protection under the United Bankruptcy Code, 11 of which have been reorganized and have emerged from bankruptcy. Loan payment schedules were renegotiated with lenders with respect to the remaining 17 properties. Thereafter, Mr. Loccisano relinquished day-to-day control over these properties, although he maintains ownership interest in them. Mr. Loccisano has also been the President of a co-general partner of one of the Company's franchisees since 1987. That franchisee closed its bakery in 1993. The co-general partner of that franchisee, of which Mr. Loccisano is President, filed for protection under the Bankruptcy Code in June 1993. In addition, Mr. Loccisano has been Vice President and director of an entity that owned five Roy Roger restaurants in New Jersey from 1989 to 1994.

         Alan Gottlich has been the Vice Chairman and Chief Financial Officer of the Company since its acquisition in June 1992, and the President since October, 1996. Since 1987, Mr. Gottlich has principally been engaged in the acquisition, development and/or management of real estate through his ownership and management interest in various entities. One such entity in which Mr. Gottlich was an executive officer of the corporate general partner filed for protection under the United States Bankruptcy Code in 1993. Mr. Gottlich has also been the Executive Vice President of a co-general partner of one of the Company's franchisees since 1987. That franchisee closed its bakery in 1993. The co-general partner of that franchisee, of which Mr. Gottlich is Vice President, filed for protection under the United States Bankruptcy Code in 1993. In addition, Mr. Gottlich has been Vice President of an entity that owned five Roy Rogers restaurants in New Jersey from 1989 to 1994. Mr. Gottlich was a staff accountant at Touche Ross & Co., Certified Public Accountants, from 1982 to 1984.

         Philip Friedman has been a Director of the Company since August 1993. Mr. Friedman is the President and principal stockholder of P.Friedman & Associates, Inc. a food management and consulting company based in Rockville, Maryland. While with P. Friedman & Associates Inc., Mr. Friedman has taken interim executive positions with certain clients. He is currently serving as President of Panda Management Company, Inc. In 1990, he became the Chief Financial Officer of Service America Corporation during its financial and organizational restructuring. Service America Corporation filed for protection under the United States Bankruptcy Code approximately 18 months after Mr. Friedman resigned as Chief Financial Officer. Mr. Friedman serves as a director of Eateries, Inc., a company engaged in the development, operation and franchising of full-service restaurants, and Roadhouse Grill, Inc., developers, operators and franchisors of full service steak houses.

         Dan Feldman has been a Director of the Company since May 1994. Mr. Feldman has also been the President and Chief Executive Officer of Churchill Livingstone, Japan K.K. a medical communications company serving the healthcare industry, for more than the last five years. Mr. Feldman has also been a director of The Longman Group, an affiliate of Pearson, P.L.C., since January 1994.

         Paul Bergrin has been a Director of the Company since November, 1996. Mr. Bergrin has been a partner in the law firm of Pope, Grossman, Bergrin Toscano and Verdesco for more than the last five years specializing in criminal and civil litigation.

Directors' Meetings

         The Board of Directors met 6 times during the fiscal year 1996. Each Director, with the exception of Paul Bergrin who was admitted to the Board of Directors in November, 1996, attended more than 75% of the combined number of meetings of both the Board of Directors and of any committees of the Board on which the Director served.

Committees of the Board of Directors

         The Board of Directors has established compensation, audit and option committees. The Compensation Committee consists of Philip Friedman, Paul Bergrin and Charles Loccisano. The Audit Committee and the Option Committee consist of Philip Friedman and Paul Bergrin. The Audit Committee, the Compensation Committee and the Option Committee each held one meeting in fiscal 1996.

         The Audit Committee reviews and examines detailed reports of the Company's independent public accountants; consults with the independent public accountants regarding internal accounting controls, audits results and financial reporting procedures; recommends the engagement and continuation of engagement of the Company's independent public accountants; and meets with, and reviews and considers recommendations of, the independent public accountants.

         The Compensation Committee reviews the performance of senior management and key employees whose compensation is the subject of review and approval by the Committee;

periodically reviews and recommends to the Board of Directors compensation arrangements for senior management and key employees; and periodically reviews the main elements of, and administers, the Company's compensation and benefit programs, other than the 1993 Stock Option Plan and the 1996 Stock Option Plan.

         The Option Committee administers the 1993 Stock Option Plan and the 1996 Stock Option Plan and, to the extent provided by such Plans, determines the persons to whom options are granted, the exercise price, term and number of shares covered by each option to be granted. In addition, the Option Committee exercises all discretionary power regarding the Plan's operations.

Advance Notice For Director Nominations

         The Company's By-laws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or to propose business for consideration at such meeting, notice must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the annual meeting. However, in the event that less than 70 days prior notice of the date of the meeting is given to stockholders, notice by the stockholders must be received not later than 10 days after notice of the meeting has been given. Based on the scheduled meeting date for this year's annual meeting, in order for a stockholder to propose director nominations at the 1997 Annual Meeting, the stockholder must deliver notice to the Secretary between March 31, 1997 and April 30, 1997. Any stockholder desiring a copy of the Company's Certificate of Incorporation will be furnished one without charge upon written request to the Secretary.

                                  PROPOSAL TWO
                APPROVAL OF THE COMPANY'S 1996 STOCK OPTION PLAN

         In November 1996, the Board of Directors of the Company adopted the 1996 Stock Option Plan (the "1996 Plan"), subject to approval by the shareholders of the Company. Pursuant to the 1996 Plan, stock options may be granted which qualify under the Code as incentive stock options as well as stock options that do not qualify as incentive stock options or are designated as not intended to so qualify. All officers and key employees of the Company or any current or future subsidiary corporation are eligible to receive options under the 1996 Plan.

         The Board of Directors recommends that the 1996 Plan be approved because it believes that the 1996 Plan will advance the interest of the Company and its shareholders by strengthening the Company's ability to attract, retain and motivate officers and key employees.

         Set forth below is a summary of the provisions of the 1996 Plan. This summary is qualified and amplified in its entirety by the detailed provisions of the text of the actual 1996 Plan set forth as Exhibit A to this Proxy Statement, all of which is incorporated herein.

Purpose

         The purpose of the 1996 Plan is to provide additional incentive to employees of the Company by encouraging them to invest in the Company's Common Stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

Administration

         The 1996 Plan will be administered by the Option Committee ("Committee") which is appointed by the Board of Directors and consist only of non-employee Directors. The Committee determines, among other things which officers and key employees receive an option or options under the 1996 Plan, the type of option (incentive stock options or non-qualified stock options, of both) to be granted, the number of shares subject to each option, the rate of option exercisibility, and, subject to certain other provisions to be discussed below, the option price and duration of the option.

         The Committee may, in its discretion, amend or supplement any of the option terms hereafter described, provided that if an incentive option is granted under the 1996 Plan, the option as amended or supplemented continues to be an incentive stock option.

Aggregate Number of Shares

         The aggregate number of shares which may be issued upon the exercise of options under the 1996 Plan is 500,000 shares of Common Stock. In the event of any change in the capitalization of the Company, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the 1996 Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of the 1996 Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the 1996 Plan.

Option Price

         The option price for incentive stock options issued under the 1996 Plan must be at least equal to 100% of the fair market value of the Common Stock as of the date the option is granted. The fair market value is determined by the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or if the Common Stock is not then listed on any exchange or trading in the over-the-counter market, a price determined in good faith by the Committee to equal the fair market value. The option price for non-qualified stock options issued under the 1996 Plan may, in the discretion of the Compensation Committee, be at less than the fair market value of the Common Stock as of the date the option is granted.

Payment

         Payment of the option price on exercise of options granted under the 1996 Plan may be made in (a) cash and includes cash received from a stock brokerage firm in a so-called "cashless exercise", (b) (unless prohibited by the Board of Directors) Common Stock of the Company which will be valued by the Secretary of the Company at its fair market value or (c) (unless prohibited by the Board of Directors) any combination of cash and Common Stock of the Company valued as provided in clause (b).

         Under the terms of the 1996 Plan, the Board has interpreted the provision of the 1996 Plan which allows payment of the option price in Common Stock of the Company to permit the "pyramiding" of share in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for any increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value (as determined above) of all shares to which the option relates over (b) the aggregate exercise price under the option. A vote in favor of Proposal Two is also a vote in favor of this interpretation.

Exercisability

         Except as otherwise described below, none of the options granted under the 1996 Plan may be exercised during the first year after the date granted. On and after one year and prior to two years after the date granted, up to 25% of the options granted may be exercised; on and after two years and prior to three years after the date granted, up to 50% of the options granted may be exercised; on and after three years and prior to four years after the date granted, up to 75% of the options granted may be exercised; on and after four years and prior to ten years from the date granted, up to 100% of the options granted may be exercised. In the event of a "change in control" of the Company as defined in the 1996 Plan, each optionee may exercise the total number of shares then subject to the option. Consequently, the approval of the 1996 Plan may be deemed to have certain "anti-takeover" and "anti-greenmail" effects. The committee has the authority to provide for a different rate of option exercisabiltiy for any optionee.

Option Expiration and Termination

         Unless terminated earlier by the option's terms, all options expire ten years after the date they are granted.

         Options terminate three months (but not later than the scheduled termination date) after the date on which employment is terminated (whether such termination be voluntary or involuntary) other than by reason of retirement at age 65 (or such earlier retirement age as may be approved by the Option Committee), death or disability. The option terminates one year from the date of termination of employment due to retirement, death or disability (but not later than the scheduled termination date).

Non-Transferability

         Options granted pursuant to the 1996 Plan are not transferable, except by Will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including for this purpose, the optionee's legal guardian or custodian in the event of disability.

Amendment or Termination; Plan Expiration

         The Company's Board of Directors has the right at any time, and from time to time, to amend, supplement, suspend or terminate the 1996 Plan, without shareholder approval, except to the extent that shareholder approval of the 1996 Plan amendment or supplement is required by the Code to permit the granting of incentive stock options under the 1996 Plan. Any such action will not affect options previously granted. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission will not require any future amendments, supplements, suspensions or termination (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval. Options may not be granted under the 1996 Plan after November 2006.

Federal Income Tax Consequences

         THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 1996 PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

Incentive Stock Options

         Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an incentive stock option ("Incentive Option") (see, however, discussion of Alternative Minimum Tax below). If an optionee exercises an Incentive Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any realized on the disposition and (b) the fair market value of the shares on the date the option was exercised. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to spouses). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

         The exercise of an Incentive Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition. Effective January 1, 1994, the Revenue Reconciliation Act of 1994 replaced the 24% alternative minimum tax rate on individuals with a two-tier alternative minimum tax rate having an initial rate of 26% and a second-tier rate of 28% on alternative minimum taxable income over $175,000.

         An optionee who surrenders shares as payment of the exercise price of his Incentive Option generally will not recognize gain or loss on his surrender of such shares The surrender of shares previously acquired upon exercise of an Incentive Option in payment of the exercise price of another Incentive Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Code, all of the shares received by an optionee upon exercise of an Incentive Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of any disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Options

         Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Options pursuant to the 1996 Plan. On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162) in an amount equal to such excess.

         Upon the sale of stock acquired by exercise of a Non-Qualified Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Under current law, net capital gains (net long term capital gain less net short term capital loss) is subject to a maximum rate of 28%. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

         An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Option and the delivery of such shares is a disqualifying disposition. See "Federal Income Tax Consequences-Incentive Stock Options". The optionee will recognize ordinary income on the exercise of the Non-Qualified Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

Limitation on Company's Deduction

         Section 162(m) of the Code will generally limit to $1.0 million the Company's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based". Under Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the shareholders entitled to vote thereon, and (iii) is granted by an option committee consisting solely of at least two outside directors as defined in
Section 162(m). The terms of the 1996 Plan (except with respect for non-qualified options having an exercise price of less than fair market value on the date of grant) and the composition of the Committee are intended to comply with these regulations relating to stock options. If a stock option to an executive referred to above is not "performance based", the amount that would otherwise be deductible by the Company in respect of such stock options will be disallowed to the extent that the executive's aggregate non-performace based compensation paid in the relevant year exceeds $1.0 million.

Reason for Shareholder Approval

         There are three reasons for seeking shareholder approval of the proposed 1996 Plan. One is to satisfy a NASD bylaw that requires companies whose shares are reported on the NASDAQ SmallCap Market to obtain shareholder approval of stock plans for directors, officers or key employees. The second reason is to satisfy requirements of the Code which require shareholder approval of the 1996 Plan to permit options granted to qualify as incentive stock options to the extent so designated and to permit the 1996 Plan to meet the requirements of Section 162(m) of the Code applicable to performance-based compensation, The final reason is to satisfy the requirements of Rule 16b-3 under the Exchange Act, which include shareholder approval. If the requirements of Rule 16b-3 are satisfied, then neither the grant of an option under the 1996 Plan, nor, subject to certain conditions, the transfer of shares to pay an option price under the 1996 Plan, will trigger the provisions of
Section 16(b) of the Exchange Act regarding "short-swing" profits. If the requirements of Section 16(b) are not satisfied, inter alia, the federal tax consequences to an executive subject to Section 16(b) may be different than that described above.

         The Board of Directors recommends that shareholders vote "FOR" approval of the 1996 Plan.

                                 PROPOSAL THREE
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has selected Amper, Politziner & Mattia, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1997, and recommends that stockholders vote for ratification of such appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its stockholders.

         The Board of Directors has conditioned its appointment Amper, Politziner & Mattia upon receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required forum. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

         Representatives of Amper, Politziner & Mattia are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         The Board of Directors recommends that shareholders vote "FOR" approval for the ratification of the appointment of Amper, Politziner & Mattia.

EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the total annual compensation paid or accrued by the Company for services in all capacities for the Chief Executive Officer and each other executive officer of the Company whose compensation (salary and bonus) exceeded $100,000 during the fiscal year ended December 31, 1996.

                                                                           Long Term Compensation
                                        Annual Compensation            Other          Awards
Name and Principal                                                     Annual         Securities
Position                            Year    Salary      Bonus          Comp.*         Underlying Options
Charles Loccisano,                  1996    130,000    31,500          $12,000             -0-
  Chairman, and                     1995    101,682     8,625           12,000          192,500
  Chief Executive                   1994    114,711      -0-            9,000              -0-
  Officer

Alan Gottlich,                      1996     95,000    14,000          $9,000              -0-
  President, and                    1995     87,500     4,625           9,000            87,500
  Chief Financial                   1994     87,500      -0-            9,000              -0-
  Officer

*        These amounts represent reimbursable automobile expenses.

Stock Option Grants in Last Fiscal Year

         None of the Named Officers were granted any stock options during the fiscal year 1996.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

         The following table shows stock options exercised by Named Officers during fiscal 1996.

                                                                                Number of               Value of Un-
                                                                                Unexercised             exercised In--
                                                                                Options  at             The-Money
                                                                                12/31/96                Options at
                                                                                                        12/31/96

                                 Shares Acquired             Value              Exercisable/            Exercisable/
Name                             on Exercise                 Realized           Unexercisable           Unexercisable
Charles Loccisano,               0                           0                  242,500 / 0             $79,176 / 0
  Chairman, Chief
  Executive Officer
  and Director

Alan Gottlich,                   0                           0                  87,500 / 0              $42,426 / 0
  President, Chief
  Financial Officer
  and Director


Director Compensation in Last Fiscal Year

The Company provides compensation to directors at the rate of $500 per day for meetings attended, and reimbursement of travel and other expenses incurred in attending meetings. In addition, directors are entitled to stock options under the Company's 1993 Stock Option Plan and 1996 Stock Option Plan.

During the last fiscal year, Philip Friedman was granted 5,000 shares of the Company's Common Stock and 10,000 stock options with an exercise price of $1 15/16 per share of Common Stock as compensation for consulting services rendered to the Company during 1996.
No other compensation was paid to the directors during 1996.

All forms and reports with respect to directors and executive officers of the Company have not been timely filed with the Securities and Exchange Commission relating to the grants of stock and stock options, and transfers of stock. The Company is in the process of preparing filings for these grants and transfers.

Employment Contracts and Change of Control Agreements

         The Company currently has no employment contracts with any of the executive officers named in the "Summary Compensation Table", and the Company has no compensatory plans or arrangements with such executive officers where the amount to be paid exceeds $100,000 and which are activated upon resignation, termination, or retirement of any such executive officer upon a change of control of the Company.

                              CERTAIN TRANSACTIONS

Heinz Bakery Products License Agreement

         In June 1992, the Company entered into an exclusive 20 year license agreement with Heinz Bakery Products ("Heinz"), pursuant to which, among other things, Heinz paid an aggregate of $1.425 million in advanced royalties to be offset by actual royalties earned. The balance of the advanced royalties owed to Heinz was guaranteed by Charles N. Loccisano, the Chairman and Chief Executive Officer of the Company. The license agreement provided that if royalties earned through June 1994 were insufficient to offset royalties advanced, then half of the remaining balance would be due in June 1994 with the remainder due in December 1994. In August 1994, the Company entered into an agreement with Heinz to extend the terms of the advanced royalties repayment schedule based on an initial repayment of advanced royalties of $400,000 with the balance payable over 30 months. In August 1996, the Company entered into an agreement with Heinz to terminate the license agreement and satisfy the balance due under the promissory note in the amount of approximately $795,000 based on the following terms: (1) a payment of $600,000 in August 1996 and (2) the assignment of a $100,000 promissory note receivable from TJ Holding Company, Inc.

Gelt Financial Group Loan

         In July,  1996,  the  Company  borrowed  $125,000  from Gelt  Financial
Corporation ("Gelt") pursuant to the Terms of a Secured Term Loan Note. As additional collateral provided to Gelt, an aggregate of 250,000 shares of the Company's Common Stock held by affiliates of Charles Loccisano, the Company's Chairman, Chief Executive Officer, President and Director, and Alan Gottlich, the Company's Vice Chairman, Chief Financial Officer and Director were pledged to Gelt and limited suretyship agreements were entered into by such affiliates. In August 1996 this loan was repaid in full.

Option Grant by Affiliate

         In April 1994, the Loccisano Trusts granted an option to purchase 250,000 shares of their Common Stock to Dan Feldman, then a consultant to the Company and now a Director of the Company, in exchange for his agreement to serve as a Director. In January 1995, Dan Feldman acquired 125,000 shares of Company Common Stock from the Loccisano Trusts for no cash consideration and the aforementioned option agreement was terminated. In November 1996, the Company issued 125,000 shares of its Common Stock to the Loccisano Trusts in consideration for the shares previously conveyed to Dan Feldman.

Stock  and  Option  Grants  in  connection   with   Employment   and  Consulting
Arrangements

         In May 1995, options were granted to executive officers and directors of the Company to purchase shares of Common Stock in the following amounts: 192,500 to Charles Loccisano, Chairman, Chief Executive Officer and Director; 87,500 to Alan
Gottlich, President, Chief Financial Officer and Director; 25,000 to Philip Friedman, Director; and 15,000 to Dan Feldman, Director.

         In November 1996, the Company granted Philip Friedman, a Director of the Company, 5,000 shares of Common Stock and 10,000 options to purchase shares of the Company's Common Stock in consideration for consulting services rendered to the Company.

Loans from Affiliates

         During the period November 1995 through June 1996, the Company has borrowed approximately $184,500 from an affiliates of Charles Loccisano, the Company's Chairman, Chief Executive Officer, and Director, and Alan Gottlich, the Company's President, Chief Financial Officer and Director. These loans were repaid in August 1996 based on terms including initial loan fees of 25% and interest at a rate of five points above the Wall Street Journal Prime Rate.

Rent from Affiliates

         From June 15, 1992 to June 15, 1993 the Company rented its executive offices from and shared them with an entity owned by Messrs. Loccisano and Gottlich. The Company accrued rent expense in connection therewith of $93,750. That indebtedness was evidenced by a three year promissory note dated May 1994, payable monthly, bearing interest at an annual rate of six and one-half percent. Such promissory note was prepaid in 1995 with a discount of approximately $22,500.

Employment Agreements and Severance Arrangements

         The Company entered into one-year employment contracts with Charles Loccisano, the Chairman, Chief Executive Officer and Director of the Company, and Alan Gottlich, the President, Chief Financial Officer and Director of the Company effective May 12, 1994, pursuant to which, during the first year of the contracts, they received annual base salaries of $100,000 and $87,500 respectively. No bonuses were granted in 1994 and bonuses of $7,000 and $3,000 were granted in 1995 to Charles Loccisano and Alan Gottlich respectively. The employment agreements prohibited competition with the Company during the term of the agreements and, generally, for two years thereafter. The Company has not entered into any new employment contracts with any of its employees.

Policy for Related Party Transactions

         The Company believes that all transactions with officers, directors, or affiliates to date are on terms no less favorable than those available from unaffiliated third parties. Although no other transactions are contemplated, it is the Company's policy that all future transactions with officers, directors, or affiliates will be approved by the independent members of the Company's Board of Directors not having an interest in the transaction and will be on terms no less favorable than could be obtained from unaffiliated third parties.

                         CHANGE IN INDEPENDENT AUDITORS

         Goldstein Golub Kessler & Co., P.C. served as the Company's independent auditors since 1989. In February 1997, the Company's Board of Directors selected Amper, Politziner & Mattia to serve as its independent auditors for the fiscal year ending December 31, 1996. The reports of Goldstein Golub Kessler & Co., P.C. for the years ended December 31, 1995 and 1994 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to audit scope or accounting principles. The report was prepared assuming the Company would continue as a going concern. During the years ended December 31, 1995 and 1994 and through the date of dismissal, there were no disagreements with Goldstein Golub Kessler & Co., P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report.

                                  OTHER MATTERS

         Management is not aware of any matters to come before the meeting which will require the vote of stockholders other than those matters indicated in the Notice of Meeting and this Proxy Statement. However, if any other matter calling for stockholder action should properly come before the meeting or any adjournments thereof, those persons named as proxies in the enclosed proxy form will vote thereon according to their best judgment.

         As of the date hereof, the Company knows of no other business that will be presented for consideration at the annual Meeting. However, the enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters that the Company's Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented for approval at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not constitute ratification of the action at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rule 14a-8 under the Exchange Act, as amended; and (v) matters incidental to the conduct of the meeting. If any such matters come before the meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

                                 DIVIDEND POLICY

         The Company has never declared or paid a cash dividend on its Common Stock. It has been the policy of the Company's Board of Directors to retain all available funds to finance the development and growth of the Company's business. The payment of cash dividends in the future will be dependent upon the earnings and financial requirements of the Company and other factors deemed relevant by the Board of Directors.


                            EXPENSES OF SOLICITATION

         All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms, nominees, fiduciaries and other custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their families. Solicitation may be undertaken by mail, telephone, telegram or personal contract by directors, officers and employees of the Company without additional compensation, except for reimbursement of reasonable out-of-pocket expenses incurred in connection with such solicitation.

         ADP Proxy Services will assist in the solicitation of proxies by the Company for a fee of approximately $2,500.

                             STOCKHOLDERS PROPOSALS

         Any proposal intended to be presented by any Stockholder for action at the 1997 Annual Meeting of Stockholder must be received by the Secretary of the Company not later than April 30, 1997 in order for the proposal to be included in the proxy statement and proxy relating to such Annual Meeting.

                                    EXHIBIT A

                             1996 STOCK OPTION PLAN

         1.       Purpose of Plan

         The purpose of this 1996 Stock Option Plan (the "Plan") is to provide additional incentive to officers, key employees, directors of, and important consultants to, Paramark Enterprises, Inc., a Delaware corporation (the "Company"), and each present or future parent or subsidiary corporation, by encouraging them to invest in shares of the Company's common stock, no par value ("Common Stock"), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

         2.       Aggregate Number of Shares

         500,000 shares of the Company's Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

         3.       Class of Persons Eligible to Receive Options

         All officers, key employees and directors of, and important consultants to, the Company and any present or future Company parent or subsidiary corporation are eligible to receive an option or options under this Plan, provided, however, that Incentive Stock Options (defined in Section 5(a)) may be issued only to persons who are employees of the Company or any subsidiary corporation. The individuals who shall, in fact, receive an option or options shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof. No individual may receive options under this Plan for more than 90% of the total number of shares of the Company's Common Stock authorized for issuance under this Plan.

         4.       Administration of Plan

         (a) This Plan shall be administered by the Compensation Committee ("Committee") appointed by the Company's Board of Directors provided, however, that at the option of the Board of Directors, the Plan may be administered by the Board of Directors of the Corporation at any time and from time to time. The Committee shall consist of a minimum of two members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the Committee or of the Board of Directors for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The
Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option. The term "Committee", as used in this Plan and the options granted hereunder, refers to the Committee or to the Board of Directors, if the Board elects to administer the Plan as provided above.

                  (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in
Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors.

         5.       Incentive Stock Options and Non-Qualified Stock Options

         (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock

Option" is an option which satisfies all of the requirements of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Quali- fied Stock Option to the same person, or more than one of each type of option to the same person.

         The option price for Incentive Stock Options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option, provided, however, that if an Incentive Stock Option is granted to an individual who, at the time the option is granted, is deemed to own more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary corporation of the Company as more fully set forth in Section 422(b)(6) of the Code (after giving effect to the ownership attribution rules of 422(c)(5) of the Code) (a "10% Shareholder"), such option shall comply with the provisions of Section 422(c)(5) of the Code, including without limitation, requirements that the option price shall not be less than 110 percent of the fair market value, as determined by the Committee in accordance with its interpretation of the requirements of Section 422 of the Code and the regulations thereunder, of the Company's Common Stock on the date of grant of the option, and such option shall not be exercisable after the expiration of five years from the date the option is granted.

         The option price for Non-Qualified Stock Options issued under this Plan may, in the sole discretion of the Committee, be less than the fair market value of the Common Stock on the date of the grant of the option.

         The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the Nasdaq National Market or Nasdaq SmallCap Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the Nasdaq National Market or the Nasdaq SmallCap Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

                  (b) Subject to the  authority  of the  Committee  set forth in
Section 4(a) hereof, Incentive Stock Options issued to officers and key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years (five years in the case of 10% Shareholders) from the date such options are granted, unless terminated earlier under the terms of the option. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422(b) of the Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422(b) of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

                  (c) Subject to the  authority  of the  Committee  set forth in
Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Committee set forth in
Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qual- ified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

                  (d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

         6.       Amendment, Supplement, Suspension and Termination

                  Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan and outstanding options granted under the Plan in any way, or to suspend or terminate the Plan, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not adversely affect holders of options granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422(b) of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminati- on's (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

         7.       Effectiveness of Plan

                  This Plan shall become effective on the date of its adoption by the Compan- y's Board of Directors, subject however to approval by the holders of the Company's Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.

         8.       General Conditions

                  (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

                  (b) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

                  (c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

                  (d) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

                  (e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

                  (f) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                           PARAMARK ENTERPRISES, INC.
                                135 Seaview Drive
                           Secaucus, New Jersey 07094

                 This Proxy solicited by the Board of Directors
               for Annual Meeting of Stockholders on May 29, 1997

         The undersigned hereby constitutes and appoints Charles Loccisano and Alan Gottlich and each of them, with full power of substitution, the attorneys in fact and proxies of the undersigned with full power of substitution for and in the name of the undersigned to attend the Annual Meeting of Stockholders of Paramark Enterprises, Inc. (the "Company") to be held on May 29, 1997 at 10:00 am Eastern Standard Time, and any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of stock of Paramark Enterprises, Inc. to which the undersigned is entitled to vote as indicated on the proposals as more fully set forth in the Proxy Statement and in their discretion upon such other matters as may come before the meeting. The undersigned directs that this proxy be voted as follows:

(1)      Election of Directors
         Nominees: CHARLES LOCCISANO, ALAN GOTTLICH, PHILIP FRIEDMAN, DAN FELDMAN and PAUL BERGRIN (mark only one of the following lines) |_| VOTE FOR all nominees listed above, except vote withhold as to the following nominees (if any):


         |_|  VOTE WITHHELD for all nominees

The Board of Directors recommends a vote for all nominees.

(2)      Proposal to approve the Company's 1996 Stock Option Plan
         |_|  VOTE FOR         |_|  VOTE AGAINST             |_|  ABSTAIN


The Board of Directors recommends a vote for this proposal.

(3) Proposal to ratify appointment of Amper, Politziner & Mattia as independent auditors for the year ending December 31, 1997.
         |_|  VOTE FOR         |_|  VOTE AGAINST             |_|  ABSTAIN

The Board of Directors recommends a vote for this proposal.


(4) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

         This proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated, the persons named herein intend to vote FOR the election of the named nominees for director, and for Proposal 2 and 3.

         The proxy agents present and acting in person or by their substitutes (or if only one is present and acting, them that one) may exercise all the powers conferred by this Proxy. Discretionary authority is conferred by this Proxy as to certain matters described in the Company's Proxy Statement.

                                   The undersigned hereby acknowledges receipt of the Company's 1996 Annual Report to Stockholders and the Notice of Meeting and Proxy Statement for the aforesaid Annual Meeting.

                                   (Date)


                                   Signature of Stockholder


                                   Signature of Stockholder

                                   DATE AND SIGN EXACTLY AS NAME AP- PEARS HEREON EACH JOINT TENANT MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE, ETC. GIVE FULL TITLE. IF SIGNER IS A CORPORATION, SIGN IN FULL CORPORATE NAME BY AUTHO- RIZED OFFICER.



PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE
ENCLOSED POSTAGE PAID ENVELOPE.